Exhibit 10.2

Leasing Agreement with Boutique Prakhanong 3 LTD.

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SUMMER POINT PROJECT

LEASE AGREEMENT

BETWEEN

BOUTIQUE PRAKHANONG 3 LTD.

AND

THOUGHTFUL (THAILAND) CO., LTD.


Summer Point
WORK & PLAY

REF NO. BKPN3. 004/2023/LEASE

LEASE AGREEMENT

This Lease Agreement (the "Lease Agreement") made on 21 April 2023

สัญญาเช่าฉบับนี้ ("สัญญาเช่า") ทำขึ้น ณ วันที่ 21 เมษายน 2566

BETWEEN:

ระหว่าง

Boutique Prakhanong 3 Ltd. (Registration No. 0105559124906), having its head office located at no. 170/67, 21st Floor, Ocean Tower 1, Soi Sukhumvit 16, Ratchadaphisek Road, Klongtoey Sub-district, Klongtoey District, Bangkok 10110, Thailand. (the "**Landlord**")

บริษัท บูทิค พระโขนง ทรี จำกัด (ทะเบียนนิติบุคคลเลขที่ 0105559124906) สำนักงานใหญ่ตั้งอยู่ เลขที่ 170/67 ชั้น 21 อาคารโอเชี่ยนทาวเวอร์ 1 ซอยสุขุมวิท 16 ถนนรัชดาภิเษก แขวงคลองเตย เขตคลองเตย กรุงเทพฯ 10110 ประเทศไทย ("**ผู้ให้เช่า**")

and

และ

Thoughtful (Thailand) Ltd. (Registration No. 0105557128041)
บริษัท ธอทฟูล (ประเทศไทย) จำกัด (ทะเบียนนิติบุคคลเลขที่ 0105557128041)

Contact person:	Mr. Kriangkrai Chaimongkol
ชื่อผู้ติดต่อ:	นายเกรียงไกร ไชยมงคล
Company's Address:	Room 301, Summer Point Building, 7 Soi Sukhumvit 69, Sukhumvit Road, Prakhanong-Nua Sub district, Wattana District, Bangkok 10110, Thailand
ที่อยู่บริษัท:	ห้อง 301 อาคารซัมเมอร์พ้อยท์ เลขที่ 7 ซอยสุขุมวิท 69 ถนนสุขุมวิท แขวงพระโขนงเหนือ เขตวัฒนา กรุงเทพฯ 10110 ประเทศไทย
E-mail address/อีเมล:	kriangkrai089.chaimongkol@thoughtfulmedia.com
Telephone/เบอร์ติดต่อ:	089 889 9256

(the "**Tenant**")
("**ผู้เช่า**")

(Individually as the "**Party**" and collectively as the "**Parties**")

(ฝ่ายหนึ่งฝ่ายใดเรียก "**คู่สัญญาฝ่ายหนึ่ง**" และรวมกันเรียก "**คู่สัญญาทั้งสองฝ่าย**")

Whereas

โดยที่

(a) The Landlord has the right to lease out the commercial building known as the Summer Point Project, located at 7 Soi Sukhumvit 69, Sukhumvit Road, Prakhanong-Nua Sub district, Wattana District, Bangkok (the "**Project**"); and

ผู้เช่าเป็นผู้มีสิทธิให้เช่าอาคารพาณิชย์ซึ่งเป็นที่รู้จักในนามโครงการซัมเมอร์ พ้อยท์ ตั้งอยู่เลขที่ 7 ซอยสุขุมวิท 69 ถนนสุขุมวิท แขวงพระโขนงเหนือ เขตวัฒนา กรุงเทพมหานคร ("**โครงการ**") และ

(b) The Tenant desires to take on lease and the Landlord desires to lease out a certain part(s) of the Project to the Tenant.

ผู้เช่าประสงค์จะเช่าและผู้ให้เช่าประสงค์ให้สิทธิเช่าพื้นที่ของโครงการแก่ผู้เช่า

Now therefore, both Parties agree as follows:

คู่สัญญาทั้งสองฝ่ายจึงได้ตกลงกันดังต่อไปนี้

The following documents and their Appendices shall be deemed to form part of this Lease Agreement:

เอกสารและแนบท้ายของเอกสารดังต่อไปนี้ถือเป็นส่วนหนึ่งของสัญญาเช่าฉบับนี้

(a) This Lease Agreement

สัญญาเช่าฉบับนี้

(b) General Conditions

เงื่อนไขทั่วไป

(c) Particular Conditions

เงื่อนไขเฉพาะ

(d) Addendum and / or Letter (if any)

บันทึกเพิ่มเติม และ/หรือ หนังสือ (ถ้ามี)

REF NO. BKPN3. 004/2023/LEASE

This Lease Agreement is made in 2 (two) copies having identical contents. Each Party shall retain one copy. Both Parties have read and fully understood this Lease Agreement and deem that it is consistent with their intentions. IN WITNESS WHEREOF, the Parties have affixed their respective signatures on the date and place first above written.

สัญญาเช่าฉบับนี้ทำขึ้น 2 (สอง) ฉบับซึ่งมีเนื้อหาถูกต้องตรงกันทุกประการ คู่สัญญาแต่ละฝ่ายเก็บไว้ฝ่ายละหนึ่งฉบับ คู่สัญญาทั้งสองฝ่ายได้อ่านและเข้าใจสัญญานี้โดยตลอดแล้ว และถือว่าสอดคล้องตรงตามเจตนารมณ์ของตนทุกประการ เพื่อเป็นหลักฐาน คู่สัญญาทั้งสองจึงได้ลงลายมือชื่อไว้เป็นสำคัญ ณ วันที่และสถานที่ ซึ่งระบุไว้ข้างต้น

Boutique Prakhanong 3 Ltd.

The Landlord	Witness
ผู้ให้เช่า	พยาน
(Mr. Bjorn Richard Richardson)	(Ms. Lizhen Fang)

Thoughtful (Thailand) Ltd.

The Tenant	Witness
ผู้เช่า	พยาน
THOUGHTFUL (THAILAND) CO., LTD.	
(Mr. Tan Yee Siong)	(Heng Xue Li)